Exhibit 10.1

SHARE EXCHANGE AGREEMENT

BETWEEN:

China Energy Corporation ("the Company")

AND:

Inner Mongolia Tehong Coal Group Co. Ltd

("Coal Group Co.")

AND:

Inner Mongolia Zhunger Heat Power Co. Ltd

( “ Zhunger Heat Power Co. ” )

AND:

All Shareholders of Coal Group Co. and Zhunger Heat Power Co.

Contents	Page No.
Share Exchange Agreement	2 – 8
Schedule A - Registered shareholders and capital contributors of Coal Group Co. and Zhunger Heat Power Co.	9
Schedule B – Shareholders’ Resolutions of Coal Group Co. and Zhunger Heat Power Co.	10- 11
Schedule C - Corporate Resolutions of Coal Group Co. and Zhunger Heat Power Co.	12- 13
Schedule D - Corporate Resolutions of the Company	14
Schedule E - List of Shareholders of the Company as at Nov.30, 2004.	15- 16

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement is dated the 30th day of November, 2004.

BETWEEN:

CHINA ENERGY CORPORATION, a company incorporated under the laws of Nevada with its registered address at Suite 200- 245 Liberty Street, Reno, Nevada 89501 (hereinafter referred to as the "Company"),

AND:

INNER MONGOLIA TEHONG COAL GROUP CO. LTD, a company incorporated under the laws of the People's Republic of China, with its registered address at No.57, Xinhua East Street, Hohhot City, Inner Mongolia , China 010300. ( hereinafter referred to as “ Coal Group Co. ").

AND:

INNER MONGOLIA ZHUNGER HEAT POWER CO. LTD, a company incorporated under the laws of the People’s Republic of China, with its address at Xuejiawan Town, Zhunger County, Inner Mongolia, China 010300.  ( hereinafter referred to as “ Zhunger Heat Power Co. " ).

AND:

All the Shareholders of INNER MONGOLIA TEHONG COAL GROUP CO. LTD and INNER MONGOLIA ZHUNGER HEAT POWER CO. LTD, specifically described in Schedule A which is attached hereto. ( “ hereinafter referred to as the "Shareholders " )

WHEREAS:

The Shareholders are the recorded and beneficial owners of 100% of the shareholdings and registered capital of  Coal Group Co. and Zhunger Heat Power Co.

WHEREAS:

The Company has agreed to exchange with the Shareholders, their total shareholdings in the contributed capital amount of:

(a)  US$7,255,140 (60,000,000 RMB) of Coal Group Co., and

(b)  US $1,185,006 (9,800,000 RMB) or 49% of Zhunger Heat Power Co.,

in consideration of, inter alia, the allotment and issuance of 45,000,000 fully paid and non assessable common shares with a par value of $0.001 in the capital stock of the Company.  The allotted and issued shares of the Company will constitute 100% of the issued and outstanding shares of the Company.

WHEREAS:

The Company and Coal Group Co. and Zhunger Heat Power Co. have approved this Agreement ("the Share Exchange") pursuant to which all of the registered shareholdings of Coal Group Co. and Zhunger Heat Power Co. are exchanged by the Shareholders for 45,000,000 fully paid and non assessable common shares ($0.001 par value) of the Company, whereby then, Coal Group Co. and Zhunger Heat Power Co. becomes a wholly-owned subsidiary of the Company.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, the parties agree as follows:

1.00

DEFINITIONS

1.1

Allotted and issued Shares means the shares in the Company's capital stock allotted and issued to the Shareholders.

1.2

All monetary amounts refer to U.S. currency. An exchange rate of $1.00=8.27 RMB is used.

1.3

Exchanged Shares shall mean the registered capital of Coal Group Co. of $7,255,140 and 49% of Zhunger Heat Power Co. or $1,185,006.

1.4

Schedule A - Registered Shareholders and capital contributors of Coal Group Co. and Zhunger Heat Power Co. as at Nov.30, 2004.

1.5

Schedule B- Shareholders’ Resolutions of Coal Group Co. and Zhunger Heat Power Co. as at Nov.30, 2004.

1.6

Schedule C - Corporate resolutions of Coal Group Co. and Zhunger Heat Power Co., approving the exchange of their shareholdings for shares of the Company; and approving the Share Exchange Agreement, as at Nov.30, 2004.

1.7

Schedule D - Corporate resolution of the Company approving the allotment and issuance of shares to shareholders of Coal Group Co. and Zhunger Heat Power Co., in exchange for their shareholdings; and approving the Share Exchange Agreement, as at Nov.30, 2004.

1.8

Schedule E – List of shareholders of the Company after the exchange of shares with Coal Group Co. and Zhunger Heat Power Co. as at Nov.30, 2004.

2.00

THE SHARE EXCHANGE

2.1

Exchange of shares

(a)

100%  of the shareholdings represented by the contributed capital of Coal Group Co. of $7,255,140, and 49% of Zhunger Heat Power Co. or $1,185,006, as specified in Schedule A, are exchanged and the Shareholders thereof receive in payment, 45,000,000 fully paid and non assessable common shares of the Company's stock with a par value of $0.001.

(b)

The Shareholders of Coal Group Co. and Zhunger Heat Power Co. has delivered to the Company, the Shareholders’ Resolution (  Schedule B ) which states the total shareholdings and the approval for the exchange of the shareholdings for shares of the Company.

There may be other documents as may be required to affect a valid transfer of the Coal Group Co. and Zhunger Heat Power Co. shareholdings, by which the shareholdings are free and clear of any and all liens, encumbrances, charges or claims. With the unanimous approval of the Shareholders, such Shareholders or their designates, shall receive in exchange, shares of the Company.

2.2

Upon satisfaction of the conditions as set forth in this agreement, the directors and officers of the Company are as follows:

Wenxiang Ding

Director, President, and Secretary

Yenhua Li

Director

Wusheng Liu

Chief Financial Officer

Such persons shall hold office until the next annual meeting of the Company or as voted by the board of directors.

3.00

REPRESENTATIONS, WARRANTIES AND COVENANTS OF COAL GROUP CO. AND ZHUNGER HEAT POWER CO. AND THEIR SHAREHOLDERS

Coal Group Co. and Zhunger Heat Power Co. and their Shareholders, hereby jointly and severally represent and warrant to the Company as follows:

3.1

Coal Group Co. and Zhunger Heat Power Co. are duly incorporated, validly existing and in good standing under the laws of the People's Republic of China, and have the necessary corporate capacity to carry on business or hold assets to carry on their business and have the corporate power to enter into this Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Coal Group Co. and Zhunger Heat Power Co. have been duly and validly authorized and approved by all necessary corporate action on the part of Coal Group Co. and Zhunger Heat Power Co. and this Agreement is the legal and binding obligation of both of them. The entering into of  this  Agreement  by  Coal Group Co. and Zhunger Heat Power Co. does  not,  and  the  consummation  by  Coal Group Co. and Zhunger Heat Power Co. of the transactions  contemplated  hereby will not, violate the  provisions of :

(i) any applicable  laws of the People's Republic of China or any jurisdiction in which Coal Group Co. and Zhunger Heat Power Co. do business,

(ii) the Articles of Incorporation or By-Laws of Coal Group Co. and Zhunger Heat Power Co. or

(iii) any judgment  or decree  applicable  to Coal Group Co. and Zhunger Heat Power Co.

3.2

The total shareholdings represented by the capital contributions in Coal Group Co. of $7,255,140 and Zhunger Heat Power Co. of $1,185,006, are validly issued and are outstanding as fully paid and non assessable.

None of the shareholdings and contributed capital of Coal Group Co. and Zhunger Heat Power Co. have been issued in violation of any laws of the People's Republic of China.

There are no outstanding options, warrants, rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into any additional registered capital of Coal Group Co. and Zhunger Heat Power Co.

The registered capital of Coal Group Co. and Zhunger Heat Power Co. are duly authorized, validly issued, fully paid, non-assessable and free of pre-emptive rights and are held of record and beneficially by the Shareholders.

3.3

No person, other than the Company, has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option:

(i)

to require Coal Group Co. and Zhunger Heat Power Co. to issue any additional registered capital or to convert any securities of Coal Group Co. and Zhunger Heat Power Co., or

(ii)

to require Coal Group Co. and Zhunger Heat Power Co. to purchase, redeem or otherwise acquire any of their registered capital.

3.4

The Chairman and Director of Coal Group Co. is Wenxiang Ding.

The Chairman and Director of Zhunger Heat Power Co. is Wenxiang Ding.

3.5

The corporate records of Coal Group Co. and Zhunger Heat Power Co. are accurate, complete and up to date in all material respects and all material transactions of the companies have been promptly and properly recorded in their books or filed in their records.

3.6

That Coal Group Co. and Zhunger Heat Power Co. have filed all necessary tax returns in the People's Republic of China required by them and no tax authority is now asserting or is threatening to assert against Coal Group Co. and Zhunger Heat Power Co’s deficiencies or claim for additional taxes or interest thereon or penalties in connection therewith.

3.7

Except as disclosed in the books as at November 30, 2004, Coal Group Co. and Zhunger Heat Power Co. do not have any liabilities, due or accruing, contingent or absolute, and the companies are not directly or indirectly subject to any guarantee, indemnity or other contingent or indirect obligation with respect to the obligation of any person or company.

3.8

Coal Group Co. and Zhunger Heat Power Co. have good and marketable title or leasehold title to all the assets, and such titles and rights are free and clear of any financial encumbrances except as otherwise disclosed.

3.9

No permits or licenses have been granted with respect to the assets except those disclosed in writing by the Company.

3.10

Coal Group Co. and Zhunger Heat Power Co. hold all permits, licenses, consents and authorities issued by the respective government authorities which are necessary in connection with the operation of their business and of the ownership of their properties and assets.

3.11

There are no actions, suits, proceedings or investigations pending or, threatened against them or affecting them, at law or in equity, before or by any court, administrative agency or other tribunal or any governmental authority.

3.12

Coal Group Co. and Zhunger Heat Power Co. warrant to the Company that all of their shareholders have approved the exchange of shares, such approvals form part of Schedule B, which is an integral part of this Agreement.

3.13

Coal Group Co. and Zhunger Heat Power Co. warrant that they have sought independent legal advice, and have passed the necessary corporate resolutions to affect such share transfers, a copy of which is attached as Schedule C.

3.14

Neither this agreement nor any Schedule hereto contains any untrue statements of a fact, or omits to state a fact necessary to make the statements herein not misleading and there is no fact which adversely affects or may in the future adversely affect the present scope of the business, and operations of Coal Group Co. and Zhunger Heat Power Co. which have not been set forth herein or in a Schedule attached hereto.

3.15

The same official representatives ( artificial persons ) that have registered and represented Coal Group Co. and Zhunger Heat Power Co. to  local government authorities, likewise, would do the same for the Company.

Shareholders of Coal Group Co. and Zhunger Heat Power Co. that have registered and represented Coal Group Co. and Zhunger Heat Power Co. to local government authorities, likewise, would do the same for the Company.

4.00

THE COMPANY'S REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1

The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada of the United States, and has the necessary corporate capacity to carry on business or holds assets to carry on business.

4.2

As of the date of this Agreement, the authorized capital of the Company is 200,000,000 common shares with a par value of $0.001, of which

45,000,000 fully paid and non assessable common shares is allotted and issued effective the date of this Agreement.

The common shares issued by the Company to the Shareholders pursuant to this Agreement, are duly authorized, validly issued, fully paid, non-assessable, and free and clear of all liens, encumbrances, charges or claims.

1.1

The directors and officers of the Company are as follows:

        Name                                   Position Held

Wenxiang Ding

Director, President, and Secretary

Yanhua Li

Director

    Wusheng Liu

Chief Financial Officer

4.4

The corporate records are accurate, complete and up to date in all material respects.

4.5

The Company has not commenced business of any sort.

4.6

The Company has passed a corporate resolution approving the above share transfer and this Agreement, a copy of which is attached under Schedule D.

4.7

The Company represents that the Allotted and issued shares bear no covenants or restriction preventing such Allotment and issuance of the shares.

4.8

The Company has the corporate power to enter into  this Agreement and to carry out the transactions  contemplated hereby. The execution, delivery and performance of this Agreement by the Company have been duly and validly authorized and approved by all necessary corporate  action on the part of the Company, and this Agreement is the legal and binding obligation of the Company. The entering into of  this  Agreement  by  the Company  does  not,  and  the  consummation  by  the Company of the transactions  contemplated  hereby will not,  violate the  provisions of :

(i) any applicable  laws of the United States or any state or  jurisdiction in which the Company does business, (ii) the Articles of Incorporation or By-Laws of the Company or (iii) any judgment  or decree  applicable  to the Company.

4.9

The Company endeavors to raise up to $10,000,000 for investment in Coal Group Co. and Zhunger Heat Power Co., to assist in the expansion of their operations.

5.00

CONSIDERATION TO BE RECEIVED BY THE SHAREHOLDERS OF COAL GROUP CO. AND ZHUNGER HEAT POWER CO.

5.1

As full and complete consideration for the transfer of the shares by the Company, the Company hereby allots and issues from its capital stock, 45,000,000 fully paid and non assessable common shares with a par value of $0.001. The allotted and issued shares to the Shareholders and their designates, are detailed out in Schedule E.

5.2

No fractional certificates are issued.

5.3

The Company covenants that for as long as the allotted shares remain allotted and issued, it shall not alter any of the rights or restrictions attached to such shares, except for the purposes of subdivision, re-division or consolidation.

5.4

Nothing in this section shall be construed as preventing the Company from increasing its authorized capital.

6.00

MISCELLANEOUS

6.1

There are no representations, warranties, collateral agreements or conditions affecting this transaction other than as expressed or referred to herein in writing.

6.2

This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada of the United States.

6.3

It is the intention of all parties to carry out the terms and conditions of this Agreement.

6.4

Should any provision or provisions or conditions of this Agreement be void or not enforceable, it or they shall be considered separate and severable from this Agreement and its remaining provisions and conditions shall remain in force and be binding upon the parties hereto as though the said provision or provisions or conditions had never been included.

6.5

The parties shall each at its own expense in its own country, take such steps as may be required to satisfy the laws and requirements of the respective country, with respect to declaring, recording or otherwise, rendering this Agreement valid.

6.6

The Schedules attached to this agreement are incorporated by reference as fully as though contained in the body thereof. Wherever any term or condition, expressed or implied, of such Schedules conflicts or is at variance with any term or condition of this Agreement, such term or condition of this Agreement shall prevail.

6.7

This Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or such other writing as the case may be, taken together will be deemed to be one and the same instrument. The execution of this Agreement or any other writing hereto will not become effective until all counterparts hereof have been executed by all the parties hereto.

6.8

This Agreement has been translated into Chinese by independent third parties, and all the contents have been fully understood and agreed to by both parties, before the Agreement is signed.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first set forth above notwithstanding the actual date of execution.

INNER MONGOLIA TEHONG COAL GROUP CO. LTD.

/s/ Wenxiang Ding

__________________________

Wenxiang Ding – Chairman

INNER MONGOLIA ZHUNGER HEAT POWER CO. LTD

/s/ Wenxiang Ding

__________________________

Wenxiang Ding – Chairman

CHINA  ENERGY  CORPORATION

/s/ Wenxiang Ding

__________________________

Wenxiang Ding - President

 SCHEDULE  A

INNER MONGOLIA TEHONG COAL GROUP CO. LTD.

Registered Shareholders and Capital Contributors as at November 30, 2004

SHAREHOLDERS	%	RMB	USD
Wenxiang Ding	50.00	30,000,000	3,627,570
Yenhua Li	14.67	8,800,000	1,064,087
Yi Ding	33.33	20,000,000	2,418,380
Junyang Li	2.00	1,200,000	145,103
Total	100%	60,000,000	$ 7,255,140

INNER MONGOLIA ZHUNGER HEAT POWER CO. LTD.

Registered Shareholders and Capital Contributors as at November 30, 2004

SHAREHOLDERS	%	RMB	USD
Inner Mongolia Tehong Coal Group Co. Ltd	51	10,200,000	1,233,374
Zhiyong Gou	14	2,800,000	* 338,573
Hangzhou DaYuan Group Co. Ltd	23	4,600,000	* 556,227
Xinghe County HaiFu Coal Transportation and Sale Co. Ltd	12	2,400,000	* 290,206

Total	100%	20,000,000	$ 2,418,380

* $1,185,006 capital contribution to be exchanged for shares of the Company.

Note 1: Conversion rate used is  8.27 RMB| $1.00

SCHEDULE  B- 1

INNER MONGOLIA TEHONG COAL GROUP CO. LTD

( the “ Company ” )

SHAREHOLDERS’ RESOLUTIONS AS AT NOVEMBER 1, 2004

BE  IT  RESOLVED  THAT :

1.

The Share Exchange Agreement, dated November 30, 2004, between China Energy Corporation ( a Nevada corporation ) and Inner Mongolia Tehong Coal Group Co. Ltd, and Inner Mongolia Zhunger Heat Power Co.Ltd, be approved.

2.

The undersigned shareholders unanimously agree that all their shareholdings in Inner Mongolia Tehong Coal Group Co. Ltd be exchanged for 45,000,000 fully paid and non assessable common shares of China Energy Corporation.

The shareholders fully agree that the shares that they receive from China Energy Corporation, may not be in the same proportion as their previous shareholdings in Inner Mongolia Tehong Coal Group Co. Ltd; and on this issue, they waive the right to take action of any kind, now and in future, against China Energy Corporation, Inner Mongolia Tehong Coal Group Co. Ltd, and Inner Mongolia Zhunger Heat Power Co. Ltd.

3.

The undersigned shareholders own 100% of stock of the Company, and  unanimously approve the new List of Shareholders of China Energy Corporation, as at November 30, 2004.

4.

The undersigned shareholders unanimously agree that the common shares of China Energy Corporation issued to them in their own names, constitute full consideration for their total capital contribution of 60,000,000 RMB to Inner Mongolia Tehong Coal Group Co. Ltd.

5.

Inner Mongolia Tehong Coal Group Co. Ltd hereby becomes a wholly owned subsidiary of China Energy Corporation.

6.

The shareholders approve the appointment  of Wenxiang Ding as Director, President & Secretary, and Yanhua Li as Director, and Wusheng Liu as Chief Financial Officer, of China Energy Corporation.

7.

The same official representatives ( artificial persons ) that have registered and represented the Company to  local government authorities, likewise, would do the same for China Energy Corporation.

8.

The shareholders that have registered and represented the Company to local government authorities, likewise, would do the same for China Energy Corporation.

/s/ Wenxiang Ding

/s/ Yenhua Li

___________________________                       ___________________________

        WENXIANG DING

                                            YENHUA  LI

/s/ Yi Ding

JunYang Li

____________________________                   ___________________________

               YI  DING                                                          JUNYANG  LI

SCHEDULE  B - 2

INNER MONGOLIA ZHUNGER HEAT POWER CO. LTD

( the “ Company ” )

SHAREHOLDERS’ RESOLUTIONS AS AT NOVEMBER 1, 2004

BE  IT  RESOLVED  THAT :

1.

The Share Exchange Agreement, dated November 30, 2004, between China Energy Corporation ( a Nevada corporation ) and Inner Mongolia Tehong Coal Group Co. Ltd, and Inner Mongolia Zhunger Heat Power Co. Ltd, be approved.

2.

The undersigned shareholders unanimously agree that 49% of their shares in Inner Mongolia Zhunger Heat Power Co. Ltd be exchanged for shares in China Energy Corporation.

The shareholders unanimously agree that the shares that they receive from China Energy Corporation, may not be in the same proportion as their previous shareholdings in Inner Mongolia Zhunger Heat Power Co. Ltd; and on this issue, they waive the right to take action of any kind, now and in future, against China Energy Corporation, Inner Mongolia Tehong Coal Group Co. Ltd, and Inner Mongolia Zhunger Heat Power Co. Ltd.

3.

The undersigned shareholders own 100% of the stock of the Company, and unanimously approve the new List of Shareholders of China Energy Corporation, as at November 30, 2004.

4.

The undersigned shareholders unanimously agree that the common shares of China Energy Corporation issued to them in their own names, constitute full consideration for their 49% of capital contribution in Inner Mongolia Zhunger Heat Power Co. Ltd.

5.

Inner Mongolia Zhunger Heat Power Co. Ltd hereby becomes 49% owned by  China Energy Corporation.

6.

The shareholders approve the appointment of Wenxiang Ding as Director, President & Secretary, and Yanhua Li as Director, and Wusheng Liu as Chief Financial Officer, of China Energy Corporation.

7.

The same official representatives (artificial persons) that have registered and represented the Company to local government authorities, likewise, would do the same for China Energy Corporation.

8.

The shareholders that have registered and represented the Company to local government authorities, likewise, would do the same for China Energy Corporation.

Inner Mongolia Tehong Coal Group Co.Ltd

Hangzhou DaYuan Group Co.Ltd

/s/ Zhiyong Gou

/s/ Weijun Li

Zhiyong Gou

Weijun Li

Xinghe County HaiFu Coal Transportation and Sale Co., Ltd.

/s/ Liguo Zhang

Liquo Zhang

SCHEDULE  C -1

INNER MONGOLIA TEHONG COAL GROUP CO. LTD

( the “ Company ” )

Pursuant to the provisions of the by- laws of the Company, the following resolutions are passed as resolutions of the sole director, duly consented to in writing.

BE IT RESOLVED:

1.

The Share Exchange Agreement dated November 30, 2004, signed between the Company, Inner Mongolia Zhunger Heat Power Co. Ltd, and China Energy Corporation ( a Nevada corporation ),  is hereby approved.

2.

The Company approves the exchange of its registered shareholdings represented by the contributed capital of $7,255,140, for part of 45,000,000 fully paid and non assessable common shares of China Energy Corporation.

3.

Attached to this resolution to affect a valid exchange of shares, is the Shareholders’ Resolutions of the Company, dated November 30, 2004.

4.

Pursuant to the above mentioned Share Exchange Agreement, the Company hereby becomes a wholly owned subsidiary of China Energy Corporation.

Dated the 30th day of  November, 2004.

/s/ Wenxiang Ding

____________________________

      Wenxiang Ding - Director

SCHEDULE  C -2

INNER MONGOLIA ZHUNGER HEAT POWER CO. LTD

Pursuant to the provisions of the by- laws of the Company, the following resolutions are passed as resolutions of the directors, duly consented to in writing.

BE IT RESOLVED:

1.

The Share Exchange Agreement dated November 30, 2004, signed between the Company, Inner Mongolia Tehong Coal Group Co. Ltd, and China Energy Corporation ( a Nevada corporation ),  is hereby approved.

2.

The Company approves the exchange of 49% of its registered shareholdings represented by the contributed capital of $ 1,185,006 for part of 45,000,000 fully paid and non assessable common shares of China Energy Corporation.

3.

Attached to this resolution to affect a valid exchange of shares, is the Shareholders’ Resolutions of the Company, dated November 30, 2004.

4.

Pursuant to the above mentioned Share Exchange Agreement, the Company hereby becomes a wholly owned subsidiary of China Energy Corporation.

Dated the 30th day of  November, 2004.

/s/ Wenxiang Ding

/s/ Zhiyong Guo

___________________________

 ___________________________                   Wenxiang Ding - Director                                    Zhiyong Guo – Director

/s/ Weijung Li

___________________________

   Weijung Li – Director

SCHEDULE   D

CHINA ENERGY CORPORATION

Pursuant to the provisions of the Articles and By - Laws of the Company, the following resolutions are passed as resolutions of the directors, duly consented to in writing.

BE IT RESOLVED:

1.

The Share Exchange Agreement dated November 30, 2004, signed between the Company, Inner Mongolia Tehong Coal Group Co. Ltd ( China company ), and Inner Mongolia Heat Power Co. Ltd ( China company ),  is hereby approved.

2.

In accordance with the terms of the Agreement, 45,000,000 common shares of the Company are hereby allotted and issued, in exchange for

(a) all of the registered shareholdings of Inner Mongolia Tehong Coal Group Co. Ltd represented by the contributed capital of $7,255,140, and

(b) for 49% of the registered shareholdings of Inner Mongolia Heat Power Co. represented by $ 1,185,006 contributed capital.

3.

Attached to this resolution to affect a valid exchange of shares, are the shareholders’ resolutions of Inner Mongolia Tehong Coal Group Co. Ltd, and Inner Mongolia Zhunger Heat Power Co. Ltd, dated November 30, 2004.

1.

Pursuant to the above mentioned Share Exchange Agreement, Inner Mongolia Tehong Coal Group Co. Ltd and Inner Mongolia Zhunger Heat power Co. Ltd, hereby becomes wholly owned subsidiaries of the Company.

Dated the 30th day of  November, 2004.

/s/ Wenxiang Ding

/s/ Yenhua Li

________________________                                  _________________________

     WENXIANG  DING                                                     YENHUA  LI

        Director                                                                            Director

SCHEDULE  E

			CHINA ENERGY CORPORATION
			LIST OF SHAREHOLDERS
			AS AT NOVEMBER 30, 2004

Share	Shareholder		Address	Amount of
Cert. #				Shares
1	SanHua	An	No. 11-7,6th housing,Dalate Road,Dongsheng City,lnner Mongolia PC: 017000	400
2	QingZe	Bai	No.3-10, Building23,HuLunBer North Road,XinCheng District,Hohhot City, Inner Mongolia,China.Postal code 010050	3,564，967
3	Qun	Ding	No.2-1-3,N0.3 Jianshe North Street,Xincheng District,Hohhot city, Inner Mongolia Postal Code:010010	4，197，200
4	WenHua	Ding	No.22-2,First Housing,Wendur Road,Dongsheng City,lnner Mongolia, China, Postal code 017000	2,886，571
5	WenXiang	Ding	No.1-3,Building 1,Residential Area, West Street, XinCheng District, Hohhot City, Inner Mongolia, China, Postal Code: 010010	7,393，225
6	Yi	Ding	No.21 ,AnDeLi North Road, DongCheng District, Beijing , China Postal Code 100000	4，407，572
7	PuiPui	Fong	Room511, No2006 Housing, Shangbu North Road,Shenzhen City, Guangdong Province,China Postal Code: 518000	591,700
8	Wang	Guo	XiaMuYan Village, DaChangHan Countryside, FuGu County, Shan'Xi Province, China, Postal Code: 719408	400
9	ZhiYong	Guo	No.1-64,Housing 10,HangJin Road,DongSheng City, Inner Mongolia, China, Postal Code 017000	384，619
10	JiaWen	Han	No.2-8, 18th Housing Shui, TuanJie Avenue, KunDuLun District, BaoTou City, Inner Mongolia, China, Postal Code: 014010	100
11	ShengLi	Hao	No.3-15,CehuiYuan Housing, Zhongzhuan Road, Saihan District,Hohhot City, Inner Mongolia, China, Postal code. 010010	500
12	PeiZhen	Hu	No.2-402,Building 40,Nushan Bystreet,Xihu District, Hangzhou City, Zhejiang Province, China	152,575
13	Junhua	Li	No.27 Bungalow,provincial No.3 Printery Housing,Dongfeng East Road,ChangAn District, Shijiazhuang City,Hebei Province, Postal Code:050000	3,456,644
14	Yee	King	Room 2005, Ping Hei House, Tai Ping Estate, Sheung Shui, N.T. Hong Kong	2,400,000
15	JianGuang	Li	No. 121, WuTuGou Village, WuRiTuGaoLe Town, Zhunger County, Inner Mongolia, China Postal Code: 017105	42,227
16	JunYan	Li	No. 113, Housing 1, NaRiSong Road, DongSheng City, Inner Mongolia, China, Postal Code: 017000	724,366
17	YenHua	Li	No.1 Cell,Building 7,No.23 Jianshe Street, Xincheng District, Hohhot city, Inner Mongolia, PC: 010010	703，786
18	MeiYu	Liu	#302-19 Zhong Shan Road, Shantou, Guangdong, China	400,000
19	WuSheng	Liu	Xiguanjin Street,Kekeyiligeng Town, Wuchuan County, Inner Mongolia China,Postal Code: 011700	200
20	YuhHsin	Liu	Room 1308, Wan De Mansion, No.1019 Shen Nan Zhong Lu, Shenzhen 518046, China	3,200,000
21	LiangMei	Qin	No. 5-5,Third Housing, BaoRiTaoHai Street, DongSheng City, Inner Mongolia, China, Postal Code: 017000	400
22	PuYi	Qu	No. 1 -202,Building 1,ShenTang East Village,Gongshu District, HangZhou Ctiy, Zhejiang Province, China	215,531
23	Yun	Wang	No.9-7, Housing 6,YiJinHuoLuo Street, DongSheng City, Inner Mongolia, China Postal Code: 017000	35,189
24	BoRenBaTu	Yang	No.10,Building 3,Xingsong Residental Area,Weather Bureau West Alley,XinCheng District,Hohhot City,lnner Mongolia, China Postal Code 010050	187，559
25	ShengJie	Yang	No. 4, BaiJia Alley, West Street Backside JuWeiHui, QiaoDong District, XingTai City, HeBei Province, China Postal Code: 054000	215,531
26	Zhimin	Li	Xichiyang Village,Donghoufang Town ,Wuji County, Hebei Province ，Postal Code:052400	3，500,200
27	LiHua	Zhang	Room 205, No.1 Cell, House 64, GaoJingJia No. 32, ShiJingShan District, Beijing City,Postal Code: 100039	215,531
28	YongFu	Zhang	JiTiHu, Inner Mongolia Art Institution, DongFeng Road, XinCheng District, Hohhot City, Inner Mongolia, China, Postal Code: 010010	500
29	Hangzhou Dayuan Group Co. Ltd.		No.198 GongKang, Hangzhou City, Zhejiang Province China Postal Code: 310015	3,323，742
30	Xinghe County Haifu Coal Transportation & Sale Co. Ltd.		Overseas Apartment, Zhuguan Street, Xincheng District, Hohhot City, Inner Mongolia PC: 010010	2，798，765
Total				45,000,000